Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Geoffrey Alison, the Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary of CASTLE & MORGAN HOLDINGS, INC. (the "Company"), DOES HEREBY CERTIFY that:

     1. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (the "Report"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 31st day of March, 2006.

                                     /s/ Geoffrey Alison
                                     ------------------------------------
                                     Geoffrey Alison
                                     Principal Executive Officer and
                                     Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Castle & Morgan Holdings, Inc. and will be retained by Castle & Morgan Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.